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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): February 2, 2000

                               EATON CORPORATION



--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Ohio                         1-1396                    34-0196300
-------------------             --------------           -------------------
 (State or other                  (Commission              (I.R.S. Employer
 jurisdiction of                  File Number)            Identification No.)
  incorporation)


   Eaton Center
  Cleveland, Ohio                                              44114
--------------------                                     -------------------
(Address of principal                                         Zip Code
 executive offices)


                                 (216) 523-5000
                               ------------------
                         Registrant's telephone number,
                               including area code


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Item 5.      Other Events.
-------      -------------

         On February 2, 2000, Eaton Corporation (the "Company") entered into a Distribution Agreement(the "Distribution Agreement") with Goldman, Sachs & Co., Chase Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.(the "Agents"). Pursuant to the Distribution Agreement, the Company has appointed each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase up to $800,000,000 of the Company's medium-term notes, subject to the terms and conditions set forth in the Distribution Agreement. In addition, under the Distribution Agreement, the Company has the right to sell medium-term notes directly on its own behalf, and the Company may determine to sell medium-term notes directly to an Agent as principal.

         The medium-term notes are registered pursuant to a Registration Statement on Form S-3 (File No. 333-74355), filed by the Company with the Securities and Exchange Commission ("Commission") on March 12, 1999, and made effective on May 26, 1999. Information concerning the medium-term notes and related matters is set forth in the Prospectus dated November 10, 1999 and the Prospectus Supplement dated February 2, 2000 filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 on February 3, 2000.

         Reference is made to the Distribution Agreement filed as Exhibit 1(b) hereto, the Form of Medium-Term Note (Fixed Rate) filed as Exhibit 4(i) hereto, Form of Medium-Term Note (Floating Rate) filed as Exhibit 4(j) hereto, Form of Medium-Term Note (Single Indexed Note-Fixed Rate) filed as Exhibit 4(k) hereto, Form of Medium-Term Note (Single Indexed Note-Floating Rate) filed as Exhibit 4(l) hereto, the opinion of Shearman & Sterling filed as Exhibit 8 hereto and the Consent of Shearman & Sterling (Exhibit 23(d)contained in their opinion set forth in Exhibit 8 hereto).

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------
         (c) Exhibits

1(b)     Distribution Agreement

4(i)     Form of Medium-Term Note (Fixed Rate)

4(j)     Form of Medium-Term Note (Floating Rate)

4(k)     Form of Medium-Term Note (Single Indexed Note-Fixed Rate)

4(l)     Form of Medium-Term Note (Single Indexed Note-Floating Rate)

8        Opinion of Shearman & Sterling

23(d)    Consent of Shearman & Sterling contained in their opinion filed as
         Exhibit 8


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EATON CORPORATION



                                            By /s/ J.R. Horst
                                               --------------------------
                                               J.R. Horst
                                               Vice President and
                                               General Counsel



DATE: February 3, 2000


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                           Current Report on Form 8-K

                                Eaton Corporation


                                  EXHIBIT INDEX
                                  -------------


                               Exhibit Description
                               -------------------

Exhibit
Number               Description
-------              -----------

1(b)    Distribution Agreement

4(i)    Form of Medium-Term Note (Fixed Rate)

4(j)    Form of Medium-Term Note (Floating Rate)

4(k)    Form of Medium-Term Note (Single Indexed Note-Fixed Rate)

4(l)    Form of Medium-Term Note (Single Indexed Note-Floating Rate)

8       Opinion of Shearman & Sterling

23(d)   Consent of Shearman & Sterling contained in their opinion filed as
        Exhibit 8

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